EXHIBIT

ACT OF THIRD AMENDMENT OF MULTIPLE OBLIGATIONS MORTGAGE

           BE IT KNOWN, that on the dates hereinafter set forth, before the undersigned Notaries Public, duly commissioned and qualified, and in the presence of the undersigned competent witnesses, personally came and appeared:

THE OLD EVANGELINE DOWNS, L.L.C. (TIN: 72-1280511), formerly named The Old Evangeline Downs, L.C., a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Louisiana, and has its registered office at One American Place, Ninth Floor, Baton Rouge, LA 70825, appearing herein through Natalie A. Schramm, its Chief Financial Officer, being duly authorized by virtue of a Consent of the Sole Member, a copy of which is on file and of record, hereinafter referred to as “Mortgagor”,

and

 WELLS FARGO FOOTHILL, INC., a corporation organized and existing under the laws of the State of California, as agent for the Lenders which are parties to that certain Loan and Security Agreement dated as of June 16, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 10, 2004, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of July 12, 2005, as further amended that certain Third Amendment to Loan and Security Agreement and Consent dated as of December 6, 2006, and as further amended that certain Fourth Amendment to Loan and Security Agreement and Consent dated as of December 22, 2006, and as supplemented by that certain Borrower Supplement No. 1 dated as of May 13, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC) and The Old Evangeline Downs, L.L.C., as borrowers, the Lenders and Wells Fargo Foothill, Inc., as the arranger and agent for the Lenders, appearing herein through its duly authorized representative, hereinafter referred to as “Mortgagee”, who declared that:

           By Multiple Obligations Mortgage dated June 16, 2004, effective as of June 16, 2004, recorded on June 16, 2004 as Original Act No. 926580, Mortgage Book 1210, page 99 of the official records of St. Landry Parish, Louisiana, and on June 17, 2004 in Mortgage Book 613, Entry No. 177 of the official records of West Baton Rouge Parish, Louisiana, as amended pursuant to (i) that certain Act of Amendment of Multiple Obligations Mortgage recorded on November 12, 2004 as Original Act No. 934609, Mortgage Book 1230, page 523 of the official records of St. Landry Parish, Louisiana, and on November 12, 2004 in Mortgage Book 623, Entry No. 81 of the official records of West Baton Rouge Parish, Louisiana, and (ii) that certain Act of Second Amendment of Multiple Obligations Mortgage recorded on July 14, 2005 as Original Act. No. 947084, Mortgage Book 1262, page 696 of the official records of St. Landry Parish, Louisiana, and on July 14, 2005 in Mortgage Book 637, Entry No. 81 of the official records of West Baton Rouge Parish, Louisiana (as amended, the “Mortgage”), Mortgagor executed in favor of Mortgagee a mortgage on certain properties in St. Landry Parish and West Baton Rouge Parish, as more fully described on Exhibit A attached to the Mortgage, to secure the Obligations (as such term is defined in the Mortgage).

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           Mortgagor and Mortgagee hereby agree as follows:

1.           The definition of the term “Obligations” in Section 1.14 of the Mortgage is hereby modified and amended by amending and restating such section in its entirety to read as follows:

“1.14           Obligations.  The word “Obligations” means individually, collectively and interchangeably (a) any and all loans, advances, debts, principal, interest (including interest that, but for the provisions of the United States Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to letters of credit, premiums, liabilities, obligations, fees, charges, costs, expenses (including any fees or expenses that, but for the provisions of the United States Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower to the Lender Group pursuant to or evidenced by the Loan Agreement and other Related Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all expenses that Borrower is required to pay or reimburse under the Loan Agreement and other Related Documents, by law, or otherwise, whether Borrower is obligated alone or with others on a “solidary” or “joint and several” basis, as a principal obligor or as a surety, guarantor, or endorser of every nature and kind whatsoever,  whether or not any such Obligations may be barred under any statute of limitations or prescriptive period or may be or become otherwise unenforceable or voidable for any reason whatsoever,  and (b) the obligations of Guarantor arising from the Related Documents to which Guarantor is a party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not due when paid and all expenses that Guarantor is required to pay or reimburse under the Related Documents, by law, or otherwise, whether Guarantor is obligated alone or with others on a “solidary” or “joint and several” basis, as a principal obligor or as a surety, guarantor, or endorser of every nature and kind whatsoever, whether or not any such Obligations may be barred under any statute of limitations or prescriptive period or may be or become otherwise unenforceable or voidable for any reason whatsoever.  Any reference in this Mortgage or in the Related Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any insolvency proceeding.  Notwithstanding any other provision of this Mortgage, the maximum amount of Obligations secured hereby shall be limited to $105,000,000.00.”

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2.           The mortgaged Property described in Exhibit A of the Mortgage is hereby supplemented and amended to add the additional properties in St. Landry Parish, Louisiana, as set forth on Exhibit A-1 attached hereto and made a part hereof, which additional properties are inaddition to the existing properties identified as the mortgaged Property (as such term is defined in the Mortgage) which existing properties shall remain mortgaged and unchanged.

3.           To the extent any portion of the property described in Exhibit A-2 attached hereto and made a part hereof has been, or is hereafter, released from that certain mortgage and vendor’s lien in favor of Bart C. Warner arising by virtue of the Sale with Mortgage recorded in Mortgage Book No. 1180, page 170, Act No. 915243 of the official records of St. Landry Parish, Louisiana, such portion is added to Exhibit A to the Mortgage and constitutes mortgaged Property (as defined in the Mortgage) subject to the Mortgage without any further action or filing by Mortgagor or Mortgagee.

4.           The first paragraph of Article XV of the Mortgage is hereby amended and modified to read as follows:

“As additional collateral security for the prompt and punctual payment and satisfaction of any and all present and future Obligations in favor of Mortgagee as may be outstanding from time to time, at any one or more times, and all Additional Advances that Mortgagee may make on Mortgagor’s behalf pursuant to this Mortgage, together with interest thereon as provided herein up to a maximum principal amount outstanding at any one or more times, from time to time, not to exceed U.S. $105,000,000.00,  together with interest, costs, expenses, attorneys’ fees and other fees and charges, Mortgagor hereby assigns, pledges and grants Mortgagee a continuing security interest in and to:”

5.           In consideration of the execution and delivery of this amendment by Mortgagee, Mortgagor hereby represents and warrants in favor of Mortgagee and the other members of the Lender Group (as defined in the Mortgage) as follows:

(a) the execution, delivery, and performance by Mortgagor of this amendment have been duly authorized by all necessary action on the part of Mortgagor;

(b) the execution, delivery, and performance by Mortgagor of this amendment do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Mortgagor, the governing documents of Mortgagor, or any order, judgment, or decree of any court or other governmental authority binding on Mortgagor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Mortgagor, (iii) result in or require the creation or imposition of any lien of any nature whatsoever upon any properties or assets of Mortgagor, other than Permitted Liens (as defined in the Loan Agreement), or (iv) require any approval of Mortgagor’s members or shareholders or any approval or consent of any person or entity under any material contractual obligation of Mortgagor;

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(c) the execution, delivery, and performance by Mortgagor of this amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any governmental authority or other person or entity, other than any consent or approval that has been obtained and remains in full force and effect; and

(d) this amendment, when executed and delivered by Mortgagor, will be the legally valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

           6.  This amendment shall be deemed to be a Loan Document (as defined in the Loan Agreement) for all purposes.

7.  Mortgagor does further declare that except as expressly modified herein, the Mortgage is hereby ratified and confirmed and shall otherwise remain in full force, virtue and effect as executed.

SIGNATURES CONTINUED ON NEXT PAGE

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THUS DONE AND PASSED, on the 15th day of August, 2007, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

WITNESSES:	MORTGAGOR: THE OLD EVANGELINE DOWNS, L.L.C., formerly named The Old Evangeline Downs, L.L.C.
/s/Lori nelson	/s/Natalie Schramm
Print Name: Lori Nelson	Name: Natalie Schramm
/s/Stacy Creger	Title: CFO
Print Name: Stacy Creger

/s/Dori J. Kostka
Dori J. Kostka, NOTARY PUBLIC
My commission expires: 8/31/09
(SEAL)

ACT OF THIRD AMENDMENT TO LOUISIANA MORTGAGE

THUS DONE AND PASSED, on the 15th day of August, 2007, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagee after reading of the whole.

WITNESSES:	MORTGAGEE: WELLS FARGO FOOTHILL, INC.
/s/Edgar Lase	/s/Lan Wong
Print Name: Edgar Lase	Name: Lan Wong
/s/Julia Mendelson	Title: Vice-President
Print Name: Julie Mendelson

/s/Christy S. Walsh
Christy S. Walsh, NOTARY PUBLIC
My commission expires: 02-02-11
(SEAL)

ACT OF THIRD AMENDMENT TO LOUISIANA MORTGAGE

EXHIBIT A-1
(OWNED REAL ESTATE)

1K.           One (1) certain tract or parcel of land, and all of the improvements situated wholly or partially thereon, and all of the rights, ways, servitudes, privileges and advantages hereunto belonging or in anywise appertaining, situated in Sections 83 & 84, Township 6 South, Range 4 East, St. Landry Parish, State of Louisiana, and being more particularly described as follows:

PARCEL 2-8-A

From a point on the centerline of State Project No. ###-##-####, at Station 124+32.89, proceed N12o23’42”W a distance of 80.52 feet to the point of beginning; thence proceed N01o51’06”E a distance of 29.39 feet to a point and corner; thence proceed N77o36’18”E a distance of 681.05 feet to a point and corner; thence proceed S13o30’27”W a distance of 33.02 feet to a point and corner; thence proceed S77o42’29”W a distance of 673.86 feet to the point of beginning.  All of which comprises Parcel 2-8-A as shown on Sheet 2 of the Right of Way Plans of State Project No. ###-##-####, and contains an area of 19718.2 square feet or 0.453 acres.

Being the same property acquired by Mortgagor by act of record in Original Act No. 946639, Conveyance Book I-41, page 270 of the official records of St. Landry Parish, Louisiana.

1L.           One (1) certain tract or parcel of land, and all of the improvements situated wholly or partially thereon, and all of the rights, ways, servitudes, privileges and advantages hereunto belonging or in anywise appertaining, situated in Section 84, Township 6 South, Range 4 East, St. Landry Parish, State of Louisiana, and being more particularly described as follows:

PARCEL 3-2-A

From a point on the centerline of State Project No. ###-##-####, at Station 131+06.75, proceed N12o23’42”W a distance of 79.31 feet to the point of beginning; thence proceed N13o30’27”E a distance of 33.02 feet to a point and corner; thence proceed N77o36’18”E a distance of 593.19 feet to a point and corner; thence proceed S32o36’18”W a distance of 18.16 feet to a point and corner; thence proceed S75o58’52”W a distance of 595.01 feet to the point of beginning.  All of which comprises Parcel 3-2-A as shown on Sheet 2 of the Right of Way Plans of State Project No. ###-##-####, and contains an area of 12520.1 square feet or 0.287 acres.

Being the same property acquired by Mortgagor by act of record in Original Act No. 946637, Conveyance Book I-41, page 265 of the official records of St. Landry Parish, Louisiana.

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EXHIBIT A-2
(OWNED REAL ESTATE)

A certain tract or parcel of ground, together with any and all building and improvements thereon, located in Sections 73, 76, and 77, Township 6 South, Range 4 East, St. Landry Parish, Louisiana, being shown and described as Bart Warner Tract, containing 106.416 acres, according to:  “Plat of Survey prepared for The Old Evangeline Downs, L.L.C., showing a 106.416 acre tract of land situated in T-6-S, R-4-E St. Landry Parish, Louisiana”, by Randall E. Ward, RPLS, dated May 2, 2003, revised October 6, 2003, said tract being more particularly shown and described according to said plat as follows, to-wit:

Commence at the intersection of the North Line of La. Hwy 1244 with the East line of I-49; thence South 56° 47’ 51” East a distance of 1,085.47’ to the POINT OF BEGINNING, which is the Southeast corner of the herein described tract located on the right of way of La. Hwy 1244; thence go along said highway right of way, North 56° 47’ 51” West a distance of 1064.42’ to point and corner; thence go North 22° 53’ 10” West a distance of 34.66’ to point and corner; located on the Easterly right of way of Interstate 49; thence go along said right of way, North 11° 26’ 59” East a distance of 244.38’ to point at the beginning of a curve; thence go along the chord of a curve North 14° 39’ 24” East a distance of 636.05’ (L=636.39’, R=5613.58’)to point; thence continue along said right of way, North 17° 56’ 41” East a distance of 689.46’ to point; thence North 28° 13’ 16” East a distance of 209.22’ to point; thence continue along highway right of way, North 20° 18’ 17” East a distance of 202.50’ to point; thence continue North 29° 26’ 09” East a distance of 439.34’ to point to the beginning of a curve; thence continue along chord of a curve, North 41° 29’ 23” East a distance of 182.69’ to point (L=184.07’, R=432.69’); thence go North 54° 31’ 28” East distance of 164.91’ to point; thence go North 63° 27’ 55” East a distance of 295.40’ to point; thence go North 53° 48’ 04” East a distance of 150.00’ to point; thence go North 35° 17’ 17” West a distance of 108.83’ to point; thence go North 56° 41’ 28” East a distance of 950.66’ to point; thence go North 53° 55’ 18” East a distance of 431.57; to point and corner; thence go South 81° 22’ 10” East a distance of 34.25’ to point and corner; thence go South 08° 06’ 35” West a distance of 981.67’ to point; thence go South 25° 14’ 05” West a distance of 3563.74’ to corner and POINT OF BEGINNING.

LESS AND EXCEPT:

One certain lot or parcel of ground, together with any and all buildings and/or improvements thereon, located in Sections 76 & 77, Township 6 South, Range 4 East, St. Landry Parish, Louisiana, being shown and described as TRACT #8, according to “Plat of Survey prepared for The Old Evangeline Downs, L. L. C. showing a 106.416 acre tract of land situated in T-6-S, R-4-E, St. Landry Parish, Louisiana”, by Randall E. Ward, RPLS, for Aucoin & Associates, Inc. dated May 2, 2003, and said Tract #8 being more particularly shown and described according to said plat as follows, to wit:

Commence at the intersection of the North line of La. Hwy 1244 with the East line of I-49; thence go South 56° 47’ 51” West a distance of 1085.47’ to point and corner; thence go North 25° 14’ 05” East a distance of 581.18’ to corner of Tract #8 and POINT OF BEGINNING; thence go West 64° 45’ 55” West a distance of 425.81’ to point and corner; thence go North 25° 14’ 05” East a distance of 1329.88’ to point and corner; thence go South 64° 45’ 55” East a distance of 425.891’ to point and corner; thence go South 25° 14’ 05” West a distance of 1329.88’ to corner and POINT OF BEGINNING.

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